ROYCE & ASSOCIATES, LP

745 FIFTH AVENUE

NEW YORK, NY 10151

March 1, 2018

Royce Capital Fund

745 Fifth Avenue

New York, NY 10151

Re: Fee Waiver and Expense Reimbursement – Royce Capital Fund – Micro-Cap Portfolio (Investment Class)

Gentlemen:

Reference is made to the Amended and Restated Investment Advisory Agreement dated July 1, 2016 (the “Agreement”) by and between Royce Capital Fund (the “Fund”), on behalf of Royce Capital Fund – Micro-Cap Portfolio (the “Series”), and Royce & Associates, LP (the “Adviser”).

Notwithstanding the provisions of Section 4 (Compensation of the Adviser) of the Agreement, the Adviser hereby waives compensation for services provided by it under the Agreement for the period beginning May 1, 2018 and ending April 30, 2019 (the “Period”), and/or agrees to reimburse expenses relating to the Period to the Series with respect to the Class in an amount, if any, necessary so that the Series' “Annual Operating Expenses” for its Investment Class of shares (the “Class”) are not more than 1.33% of the Class’ average net assets for the Period.

The Adviser's obligations to reimburse the Series with respect to the Class hereunder will not apply for any period when the Adviser is not rendering services to such Series under the Agreement.

The Series' “Annual Operating Expenses” for the Class means and will consist only of the following operating expenses of the Series for the Class that are, under generally accepted accounting principles, accruable and deductible from the Series’ assets with respect to the Class for the period involved: (i) investment advisory fees, if any; (ii) Rule 12b-1 distribution fees, if any; and (iii) custodian fees, shareholder servicing fees, administrative and office facilities expenses, professional fees, trustees' fees and any other operating expenses of the Series with respect to the Class that are recorded or includable in the Series' statement of operations in accordance with generally accepted accounting principles. Notwithstanding the provisions of the immediately preceding sentence, the Series' “Annual Operating Expenses” for the Class do not include “acquired fund expenses”, interest and dividends on securities sold short, amortization of organization expenses, taxes, brokerage commissions, litigation and indemnification expenses or any costs or expenses of or for the Series with respect to the Class that are "extraordinary" as determined under generally accepted accounting principles (see Accounting Principles Board Opinion No. 30).

Very truly yours,

ROYCE & ASSOCIATES, LP

By: /s/ Peter K. Hoglund

Peter K. Hoglund

Chief Financial Officer

ACCEPTED:

THE ROYCE FUND

By: /s/ Peter K. Hoglund

Peter K. Hoglund

Treasurer

ROYCE & ASSOCIATES, LP

745 FIFTH AVENUE

NEW YORK, NY 10151

March 1, 2018

Royce Capital Fund

745 Fifth Avenue

New York, NY 10151

Re: Fee Waiver and Expense Reimbursement – Royce Capital Fund – Micro-Cap Portfolio (Service Class)

Gentlemen:

Reference is made to the Amended and Restated Investment Advisory Agreement dated July 1, 2016 (the “Agreement”) by and between Royce Capital Fund (the “Fund”), on behalf of Royce Capital Fund – Micro-Cap Portfolio (the “Series”), and Royce & Associates, LP (the “Adviser”).

Notwithstanding the provisions of Section 4 (Compensation of the Adviser) of the Agreement, the Adviser hereby waives compensation for services provided by it under the Agreement for the period beginning May 1, 2018 and ending April 30, 2019 (the “Period”), and/or agrees to reimburse expenses relating to the Period to the Series with respect to the Class in an amount, if any, necessary so that the Series' “Annual Operating Expenses” for its Service Class of shares (the “Class”) are not more than 1.58% of the Class’ average net assets for the Period.

The Adviser's obligations to reimburse the Series with respect to the Class hereunder will not apply for any period when the Adviser is not rendering services to such Series under the Agreement.

The Series' “Annual Operating Expenses” for the Class means and will consist only of the following operating expenses of the Series for the Class that are, under generally accepted accounting principles, accruable and deductible from the Series’ assets with respect to the Class for the period involved: (i) investment advisory fees, if any; (ii) Rule 12b-1 distribution fees, if any; and (iii) custodian fees, shareholder servicing fees, administrative and office facilities expenses, professional fees, trustees' fees and any other operating expenses of the Series with respect to the Class that are recorded or includable in the Series' statement of operations in accordance with generally accepted accounting principles. Notwithstanding the provisions of the immediately preceding sentence, the Series' “Annual Operating Expenses” for the Class do not include “acquired fund expenses”, interest and dividends on securities sold short, amortization of organization expenses, taxes, brokerage commissions, litigation and indemnification expenses or any costs or expenses of or for the Series with respect to the Class that are "extraordinary" as determined under generally accepted accounting principles (see Accounting Principles Board Opinion No. 30).

Very truly yours,

ROYCE & ASSOCIATES, LP

By: /s/ Peter K. Hoglund

Peter K. Hoglund

Chief Financial Officer

ACCEPTED:

THE ROYCE FUND

By: /s/ Peter K. Hoglund

Peter K. Hoglund

Treasurer

ROYCE & ASSOCIATES, LP

745 FIFTH AVENUE

NEW YORK, NY 10151

March 1, 2018

Royce Capital Fund

745 Fifth Avenue

New York, NY 10151

Re: Fee Waiver and Expense Reimbursement – Royce Capital Fund – Small-Cap Portfolio (Service Class)

Gentlemen:

Reference is made to the Amended and Restated Investment Advisory Agreement dated July 1, 2016 (the “Agreement”) by and between Royce Capital Fund (the “Fund”), on behalf of Royce Capital Fund – Small-Cap Portfolio (the “Series”), and Royce & Associates, LP (the “Adviser”).

Notwithstanding the provisions of Section 4 (Compensation of the Adviser) of the Agreement, the Adviser hereby waives compensation for services provided by it under the Agreement for the period beginning May 1, 2018 and ending April 30, 2019 (the “Period”), and/or agrees to reimburse expenses relating to the Period to the Series with respect to the Class in an amount, if any, necessary so that the Series' “Annual Operating Expenses” for its Service Class of shares (the “Class”) are not more than 1.33% of the Class’ average net assets for the Period.

The Adviser's obligations to reimburse the Series with respect to the Class hereunder will not apply for any period when the Adviser is not rendering services to such Series under the Agreement.

The Series' “Annual Operating Expenses” for the Class means and will consist only of the following operating expenses of the Series for the Class that are, under generally accepted accounting principles, accruable and deductible from the Series’ assets with respect to the Class for the period involved: (i) investment advisory fees, if any; (ii) Rule 12b-1 distribution fees, if any; and (iii) custodian fees, shareholder servicing fees, administrative and office facilities expenses, professional fees, trustees' fees and any other operating expenses of the Series with respect to the Class that are recorded or includable in the Series' statement of operations in accordance with generally accepted accounting principles. Notwithstanding the provisions of the immediately preceding sentence, the Series' “Annual Operating Expenses” for the Class do not include “acquired fund expenses”, interest and dividends on securities sold short, amortization of organization expenses, taxes, brokerage commissions, litigation and indemnification expenses or any costs or expenses of or for the Series with respect to the Class that are "extraordinary" as determined under generally accepted accounting principles (see Accounting Principles Board Opinion No. 30).

Very truly yours,

ROYCE & ASSOCIATES, LP

By: /s/ Peter K. Hoglund

Peter K. Hoglund

Chief Financial Officer

ACCEPTED:

THE ROYCE FUND

By: /s/ Peter K. Hoglund

Peter K. Hoglund

Treasurer

ROYCE & ASSOCIATES, LP

745 FIFTH AVENUE

NEW YORK, NY 10151

March 1, 2018

Royce Capital Fund

745 Fifth Avenue

New York, NY 10151

Re: Fee Waiver and Expense Reimbursement – Royce Capital Fund – Small-Cap Portfolio (Investment Class)

Gentlemen:

Reference is made to the Amended and Restated Investment Advisory Agreement dated July 1, 2016 (the “Agreement”) by and between Royce Capital Fund (the “Fund”), on behalf of Royce Capital Fund – Small-Cap Portfolio (the “Series”), and Royce & Associates, LP (the “Adviser”).

Notwithstanding the provisions of Section 4 (Compensation of the Adviser) of the Agreement, the Adviser hereby waives compensation for services provided by it under the Agreement for the period beginning May 1, 2018 and ending April 30, 2019 (the “Period”), and/or agrees to reimburse expenses relating to the Period to the Series with respect to the Class in an amount, if any, necessary so that the Series' “Annual Operating Expenses” for its Investment Class of shares (the “Class”) are not more than 1.08% of the Class’ average net assets for the Period.

The Adviser's obligations to reimburse the Series with respect to the Class hereunder will not apply for any period when the Adviser is not rendering services to such Series under the Agreement.

The Series' “Annual Operating Expenses” for the Class means and will consist only of the following operating expenses of the Series for the Class that are, under generally accepted accounting principles, accruable and deductible from the Series’ assets with respect to the Class for the period involved: (i) investment advisory fees, if any; (ii) Rule 12b-1 distribution fees, if any; and (iii) custodian fees, shareholder servicing fees, administrative and office facilities expenses, professional fees, trustees' fees and any other operating expenses of the Series with respect to the Class that are recorded or includable in the Series' statement of operations in accordance with generally accepted accounting principles. Notwithstanding the provisions of the immediately preceding sentence, the Series' “Annual Operating Expenses” for the Class do not include “acquired fund expenses”, interest and dividends on securities sold short, amortization of organization expenses, taxes, brokerage commissions, litigation and indemnification expenses or any costs or expenses of or for the Series with respect to the Class that are "extraordinary" as determined under generally accepted accounting principles (see Accounting Principles Board Opinion No. 30).

Very truly yours,

ROYCE & ASSOCIATES, LP

By: /s/ Peter K. Hoglund

Peter K. Hoglund

Chief Financial Officer

ACCEPTED:

THE ROYCE FUND

By: /s/ Peter K. Hoglund

Peter K. Hoglund

Treasurer